Arconic Aerospace Cowen and Company 38th Annual Aerospace/Defense & Industrials Conference February 8th, 2017 Exhibit 99.1

Important Information Forward–Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and forecasts and expectations relating to end markets. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Important Information (continued) Non-GAAP Financial Measures Some of the information included in this presentation is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA, adjusted EBITDA margin, Return on Net Assets, adjusted net income, and Free Cash Flow to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix. Background and Other Information On November 1, 2016, Alcoa Inc. separated into two standalone companies – Arconic Inc. (the new name for Alcoa Inc.) and Alcoa Corporation. The pre-separation historical results for the businesses that now comprise Alcoa Corporation – the former Alcoa Inc. Alumina and Primary Metals segments along with the rolling mill operations in Warrick, Indiana and Saudi Arabia, which were previously part of the Global Rolled Products (GRP) segment – are presented as discontinued operations in Arconic’s financial results for all periods. References in this presentation to “combined segments” reflect the combined performance of Arconic’s three segments – Engineered Products and Solutions (EPS), GRP (which does not include the Warrick, IN and Saudi Arabia rolling mill operations, as noted above), and Transportation and Construction Solutions (TCS). Tennessee Packaging (or “Tenn pkg”) ramp down – Arconic expects to fully exit the North America packaging business at its Tennessee operations following the expiration of the toll processing and services agreement with Alcoa Corporation on December 31, 2018, unless sooner terminated by the parties.

Provider of Advanced, Multi-Material Solutions across Three Segments

Arconic Segment Overview and 2016 Revenue

Business unit revenue

Revenue from ***Aerospace $5.3B***

Global Rolled Products

- **GRP Revenue: $4.9B**
- **Aerospace: 19% of revenue[1]**

Aerospace and Automotive

$2.53B



Brazing, Commercial Transportation and Industrial

$2.33B



Micromill™ Products and Services



Engineered Products and Solutions

- **EPS Revenue: $5.7B**
- **Aerospace: ~75% of revenue**
- **Multi-material: ~70% non-aluminum (E.g. Ni, Ti)**

Power and Propulsion

$1.87B



Fastening Systems and Rings

$2.06B



Forgings and Extrusions

$1.06B



Titanium and Engineered Products

$0.74B



Transportation and Construction Solutions

- **TCS Revenue: $1.8B[2]**

Building and Construction Systems

$1.01B



Wheel and Transportation Products

$0.69B



ARCONIC

1) *Based on total GRP revenue which included $552M from TN packaging business, which Arconic expects to fully exit.*
2) *Includes Latin American Extrusions (not pictured) - total revenue $0.1B*

4

Strongly Positioned in Aerospace Arconic 2016 Revenue by End-Market Arconic Aerospace 43% of total Arconic revenue ~85% aerospace revenues from #1/#2 leadership positions Driving customer value through unparalleled capabilities Multi-materials expertise Broad range of manufacturing processes Application engineering History of industry-shaping innovation >90% of all aluminum alloys that have flown have been invented by Arconic Commercial Transportation Building and Construction Commercial Airframes Commercial Aero Engines 15% Note: Arconic 2016 revenue = $12.4 billion. $5.3B, 43% Aerospace

Grew Aero Engine Components to Over 90% of Content

Aero Engine Component Portfolio[1]

2008


HP Compressor Stators
Fluid Fittings
Turbine Rear Frame / Exhaust
Structural Guide Vanes
12-Point & Spline nuts and bolts
Vespel® Inserts
Shaft Bearing Housing
HP Turbine Blades/ Vanes/Shrouds
Shaft Nuts / Bearings
LP Turbine Blades/ Vanes/Shrouds
Turbine Center Frame
Lever Arms
Fan Hub Frame
Gang Channel
Compressor Cases
Combustor Casing

Technology / Innovation

Organic

e.g.

- Al-Li
- Enhanced Equiax Castings

Inorganic

e.g.

- TiAl
- Isothermal Forgings
- Rings / disks

2016


Engine Section Stators
Labyrinth Ring Seals
HPC Stators
Disks (HPC)
Compressor Shaft
Fluid Fittings
Turbine Rear Frame / Exhaust
Structural Guide Vanes
Low Pressure Turbine Case (LPT)
12-Point & Spline nuts & bolts
Turbine Shafts
Fan Blades
Turbine Rear Frame
Shaft Bearing Housing
Vespel® Inserts
HP Compressor Disks
Fan Frame Detail Kit
LP Turbine Disks
Disks (LPC)
HP Turbine Disks
Booster Spool (LPC)
HP Turbine Blades / Vanes / Shrouds
Main Engine Bearing
Shaft Nuts / Bearings
Fan Disk (Hub)
LP Turbine Blades / Vanes / Shrouds
Lever Arms
Turbine Center Frame
Shank Nuts, Hook Bolts, Shield Channels
Fan Hub Frame
Intermediate Turbine Case
Turbine Air Diffuser
Gang Channel
High Pressure Turbine Case (HPT)
Compressor Cases
Combustor Casing
Fan Case

2008 Arconic Components | *2016 Arconic Components*

ARCONIC

1) *Engine content over 90% refers to the structural and rotating components*

6

Metallic or CFRP: Our Content Flies from Nose to Tail

Participation in Airframe Parts

Metallic Airframe



Current content
Future content
Vertical stabilizer fasteners
Auxiliary power unit exhaust ducts
Al Li Fuselage stringers
Wing tips
Fuselage to wing connection
Seat frames
Wing stringers
Hydraulic vessels
Crown frames
Torque rods
Seat tracks
Fuselage skins
Wing spars (forgings and plate)
Wing ribs (plate and extrusions)
Upper wing skins
Window and door frames
Wing flap fasteners
Wheels, brakes and torque tubes
Engine pylon structure and fasteners
Lower wing skins
Landing gear, bay frames
Wing gear ribs, trunions and support fittings
Fuel connectors
Wing box fasteners

CFRP[1]-intensive Airframe



Current content
Future content
CFRP
Threaded Lockbolts
LGP ® HuckComp
Flite-Tite ® / Aerolite ® Sleeved Pins
Stabilizer Attach Frames
VTP Bolts
"B" Code Verilite® Pins
Hydraulic vessels
Al-Li Cradle Frames
Jack Screw Fitting
Center Wing Box Ribs
Trailer Link
Wing Attach Rib
Al-Li Seat Tracks
Titanium Nuts
Heavy Duty Panel Fasteners
Keel Beam & MLG Support
Seat Structures
Main Landing Gear Beam
Al-Li Floor Beams
Back-up Spar Fitting
Cockpit Fuselage Skins & Support Structure
Al-Li Inboard Ribs
Flite-Tite ® Sleeved Lockbolts
Nose Wheels
Main gear wheels, brakes & torque tubes
Outboard Ribs
UAB Blind Bolts
AL-Li Floor Stanchions
Nose Gear Supports
Fuel connectors
XPL ® Lockbolts & Pylon Bolts

1) *CFRP = Carbon Fiber Reinforced Polymer*

ARCONIC

7

Well-Positioned on Next Generation Aircraft and Aero Engines

Indexed Arconic Revenue by Major Programs[1]: EPS and GRP Segments



Aircraft
~$13B
Aero contracts signed in 2015/16 EPS and GRP
Aero Engines
+27%
+43%
+21%
+140%
+16%
B737
B737 MAX
A320
A320neo
A330
A330neo
B767
B787
B777
B777X
+103%
+82%
+35%
+72%
+27%
Indexed to Current Generation
CFM 56
LeapX
V2500
PW 1100G
Trent 700
Trent 7000
CF6
GEnx 1B
GE90
GE9X
Aero Engines
A320ceo / B737 NG
A320neo / B737 MAX
A320ceo
A320neo
A330ceo
A330neo
B767
B787
B777
B777X
Platforms
Current generation
New generation

ARCONIC

1) Aircraft/ Aero engines shown represent ~88% of Large Commercial Aircraft (LCA)/ total engines for LCA in 2017 through 2020 on a unit basis.
Note: Large Commercial Aircraft build rates account for a majority of Arconic aerospace revenue with the balance driven by aftermarket, defense, regional jets, business jets, etc.

8

Substantial Mid-Term Growth with Near-Term Market Challenges The volumes we hit on CFM56 took us 20 years… we have to do that in four years on Leap. - GE in Aviation Week, Nov 28, 2016 Years CFM56-5B LEAP-1A LEAP-1B CFM56-7B CFM vs. LEAP Production Ramp-Up Curves The medium term outlook for engine manufacturers is bright and shiny spearheaded by commercial aviation which is poised for steady growth through the mid-2030s. - 2016 Annual Strategy Guide, Noealt Corp. Services Ramp Up Example Source: Engine OEM announcements, Airline Monitor (June 2016) Tr XWB-97 [A350-XWB] GE9X [777-X] New Aero Engines 2010 2015 2020 2025 Tr 1000 [787] Tr 7000 [A330neo] PW 1100G [A320neo] PW 1500G [CSeries] LEAP 1A [A320neo] LEAP 1-B [737MAX] PW 1400G [MC-21] PW 1900G [E-2/190] PW 100G [E2-/175 GEnx-2B67 [777-X] GEnx-1B [777-X] LEAP 1C [C919] PW 1200G [MRJ] Every 15 years [airline passenger traffic] is doubling  in size. - Airbus in Flight Global, Sept 22, 2016 CFM prepares for ‘scary’ production ramp-up on LEAP program - Aviation Week, Nov 11, 2016 Emerging Asia adds 100 million new passengers each year Airbus, Boeing raise 20-year deliveries outlook -MarketWatch, July 11, 2016 IATA Expecting Record Airline Industry Profits $39.4B projected for ‘16 ~3X versus 2014

EPS Revenue Growth Above Market Accelerates by 2018 Aero supply chain opportunities Non-Aero share gain Innovative products / Aero market share gain Illustrative, indexed to 2016 100% EPS Revenue and Market Growth 2016-2019 Revenue Headwinds Growth Drivers Market Profitability optimization, portfolio activities Aero supply chain risks Market mix effect and competitive pricing +2.4%1 +6.8%2 Growth Drivers Revenue Headwinds EPS Revenue Market growth rate 2016-17 Market growth CAGR 2017-19 EPS Segment Revenue Growth and Key Drivers

Additive Manufacturing: Our Comprehensive Approach Is Feeding Value Streams Paths to Value Creation in Additive Manufacturing New Material Discovery Rapid Prototyping & Tooling 2 1 E.g., 3D Printed Mid Turbine Frame Reduced time to market for investment castings by 50% (52 to 25 weeks) Lower development costs E.g., Proprietary Ti, Ni and Al powders Builds on >100 yrs of alloy development Optimized for 3D printed aerospace parts Enhanced properties (e.g. increased strength) achieved via process controls such as rapid solidification Direct & Hybrid Manufacturing 3 E.g., Arconic Ampliforge™ Enhanced properties of 3D printed parts Nearer-net forgings Improved fatigue and strength Reduced materials input Simplified production Nearer-net forgings

Arconic: Focused on Driving Shareholder Value with an Owner Mindset Arconic Shareholder Value Creation Model Shareholder Value Productivity / Overhead Cost Reduction O W N E R M I N D S E T Innovation Market Share / Growth Returning Cash to Shareholders Capital Efficiency De-Leveraging O W N E R M I N D S E T

2016 Results; Confirming 2017 and 2019 Targets Arconic 2016 and Targets/Outlook 1) Tennessee Packaging revenue in 2016 = $552M, due to ramp down of this business 2017 = ~$150M 2) Adjusted for special items 3) Compounded annual growth rate from Year End 2017 to Year End 2019 4) Excludes any impact from potential future monetization of stake in Alcoa Corp 5) Free Cash Flow = Cash from Operations – CapEx 6) 2017 assumptions: LME cash = $1,650/MT, 1.00 EUR = 1.11 USD, 1.00 GBP = 1.31 USD 7) 2019 assumptions: LME cash = $1,750/MT, 1.00 EUR = 1.11 USD, 1.00 GBP = 1.31 USD 8) Free Cash Flow including both Continuing and Discontinued Operations See Appendix for Reconciliations – 2016 EBITDA and RONA amounts based on net loss attributable to Arconic of $0.9B Arconic Financials: 2016 and Targets/Outlook 2016 20176 20197 Revenue $12.4B $11.8B - $12.4B1 7% - 8% CAGR3 Combined Segment EBITDA % 16.6% ~17% ~19% EBITDA %, excl. separation costs 13.7% ~15% ~17% RONA %2 7.1% ~9% 11% - 12% Gross Debt $8.1B $7.1B Net Debt / EBITDA4: 2.0x- 2.5x Cash $1.9B $1.2B AA Stake 19.9% Stake = ~$1.3B (as of 1/26/2017) Free Cash Flow5 -$252M8 $350M+ ~$700M

Focused on Driving Margin Improvements across All Segments Arconic Segments – 2016 Financial Highlights, 2017 Outlook, and 3-5 Year Earnings Potential EPS Earnings Potential 3 – 5 Years GRP TCS ~+400 bps ~+200 bps ~+250 bps EBITDA % 20.9% 11.9% 16.1% Revenues $5.7B $4.9B $1.8B 20161 EBITDA % Revenues Up low single digit Down high single digit Up low single digit 2017 +30 – 60 bps +30 – 80 bps + 0 – 20 bps 2016 ATOI: EPS = $642M; GRP = $269M; TCS = $176M See Appendix for Reconciliations EPS = Engineered Products and Solutions. GRP = Global Rolled Products. TCS = Transportation and Construction Solutions

400-500 Basis Point Improvement in RONA through 2019 Based on 2016 net loss attributable to Arconic of $0.9B; result is $505M as adjusted for special items and discontinued operations Potential future benefit from retained interest monetization not included See Appendix for Reconciliations Return on Net Assets (RONA): 2016 Actual, and 2017 + 2019 Targets 7.1%1% 11% – 12% Actions Margin Expansion Working Capital Improvement Strict CapEx management Overhead reduction Targets2 RONA +400 – 500 bps

Presentation Summary Offering a Broad, Multi-Material Aerospace Portfolio Well-Positioned on Next Generation Airframes and Engines Demonstrating Leadership in Additive Manufacturing Summary Focused on Driving Shareholder Value with an Owner Mindset

Well-Positioned on Next Generation Aircraft and Engines

Indexed Arconic Revenue by Major Programs[1] : EPS and GRP



Revenue per Aircraft (indexed to B737)
Current generation
New generation
+27%
+43%
+21%
+140%
+16%
B787 (CFRP3): ~$6.5M Rev content / shipset
B767 (Metallic): ~$2.7M Rev content / shipset
B737 B737 MAX
A320 A320 neo
A330 A330 neo
B767 B787
B777 B777X
A350 B747-8 A380
Order book2
847 3,605
644 5,001
149 214
93 700
136 306
754 28 112



Revenue per Aero Engine (indexed to CFM56)
Current generation
New generation
+103%
+82%
+35%
+72%
+27%
GEnx 1B (B787): ~$740K Rev content / engine
CF6 (B767): ~$430K Rev content / engine
Engine
CFM 56 LeapX
V2500 PW 1100G
Trent 700 Trent 7000
CF6 GEnx 1B
GE90 GE9x
Trent XWB GEnx 2B
Platforms
A320 ceo / B737 NG
A320 neo / B737 MAX
A320 ceo
A320 neo
A330 ceo
A330 neo
B767 B787
B777 B777X
A350 B747-8

ARCONIC

1) *Aircraft shown represent ~95% of total Large Commercial Aircraft in 2017 through 2020 on a unit basis, and aero engines shown represent ~95% of total engines for Large Commercial Aircraft in 2017 through 2020 on a unit basis*
2) *Source: Boeing and Airbus – as of December 31, 2016*
3) *CFRP = Carbon Fiber Reinforced Polymer*

18

End Market Breakdown of 2016 Revenue 2016 Third Party Revenue by Market excludes Discontinued Operations Includes brazing and automotive sheet 20% 3% 3% 15% 4% (16%) 34% (14%) (13%) Year-over-Year Change 2016 Third Party Revenue1 2

Reconciliation of Adjusted Income

(in millions, except per-share amounts)	Income		Diluted EPS(6)	
	Year ended		Year ended	
	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016
Net loss attributable to Arconic	$(322)	$(931)	$(0.93)	$(2.28)
Discontinued operations(1)	165	(121)		
Special items(2):				
Restructuring and other charges	214	155		
Discrete tax items(3)	216	1,280		
Other special items(4)	39	196		
Tax impact(5)	(14)	(74)		
Noncontrolling interests impact(5)	-	-		
Net income attributable to Arconic – as adjusted	$298	$505	$0.54	$0.98

Net loss attributable to Arconic – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Arconic excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net loss attributable to Arconic determined under GAAP as well as Net income attributable to Arconic – as adjusted.

(1) On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations for all periods presented.

ARCONIC

20

Reconciliation of Adjusted Income, continued S101 (2) In the second quarter of 2016, management changed the manner in which special items are presented in Arconic’s reconciliation of Adjusted Income. This change resulted in special items being presented on a pretax basis and the related tax and noncontrolling interest’s impacts on special items being aggregated into separate respective line items. The special items for the year ended December 31, 2015 was updated to conform to the current period presentation. (3)Discrete tax items include the following: for the year ended December 31, 2015, a charge for valuation allowances related to certain deferred tax assets in the U.S. and Iceland ($190), a net charge for other valuation allowances and for a number of small items ($26); and for the year ended December 31, 2016, a charge for valuation allowances related to the November 1, 2016 separation (see Note 1 above)($1,267), a net charge for the remeasurement of certain deferred tax assets due to tax rate and tax law changes ($51), a net benefit for certain valuation allowances not associated with the separation ($18), and a net benefit for a number of small items ($20). (4)Other special items include the following: for the year ended December 31, 2015, costs associated with the acquisitions of RTI International Metals and Tital ($28), an impairment of goodwill related to the soft alloy extrusions business in Brazil ($25) costs associated with the planned separation of Alcoa ($24), a gain on the sale of land ($19), and a gain on the sale of an equity investment in a China rolling mill ($19); and for the year ended December 31, 2016, costs associated with the planned separation of Alcoa ($205), unfavorable tax costs associated with the redemption of Company-owned life insurance policies ($100), a favorable adjustment to the contingent earn-out liability and a post-closing adjustment which both related to the November 2014 acquisition of Firth Rixson ($76), a favorable tax benefit related to the currency impacts of a distribution of previously taxed income ($49), and unfavorable tax costs associated with the sale of a U.S. subsidiary with book goodwill ($16). (5)The tax impact on special items is based on the applicable statutory rates whereby the difference between such rates and Arconic’s consolidated estimated annual effective tax rate is itself a special item (see footnote 2 above). The noncontrolling interests impact on special items represents Arconic’s partners’ share of certain special items. (6)At a special meeting of Arconic common shareholders held on October 5, 2016, shareholders approved a 1-for-3 reverse stock split of Arconic’s outstanding and authorized shares of common stock which became effective on October 6, 2016. All share and per share data for all periods presented have been updated to reflect the reverse stock split. The average number of shares applicable to diluted EPS for Net income attributable to Arconic common shareholders excludes certain share equivalents as their effect was anti-dilutive. However, certain of these share equivalents may become dilutive in the EPS calculation applicable to Net income attributable to Arconic common shareholders – as adjusted due to a larger and/or positive numerator. Specifically: for the year ended December 31, 2015, share equivalents associated with employee stock options and awards were dilutive based on Net income attributable to Arconic common shareholders – as adjusted, resulting in a diluted average number of shares of 424,628,747; and for the year ended December 31, 2016, share equivalents associated with both outstanding employee stock options and awards and convertible notes related to the acquisition of RTI International Metals were dilutive based on Net income attributable to Arconic common shareholders-as adjusted, resulting in a diluted average number of shares of 453,118,372 (after-tax interest expense of $9 needs to be added back to the numerator since the convertible notes were dilutive).

Reconciliation of Engineered Products and Solutions Adjusted EBITDA

($ in millions)	2008	2009	2010	2011	2012	2013	2014	2015	2016	4Q15	3Q16	4Q16
After-tax operating income (ATOI)	$465	$321	$355	$436	$484	$569	$579	$595	$642	$123	$162	$138
Add:												
Depreciation and amortization	118	118	114	120	122	124	137	233	255	67	63	65
Income taxes	225	159	182	224	248	286	298	282	298	54	71	62
Other	2	2	–	–	–	–	–	–	–	–	–	–
Adjusted EBITDA	$810	$600	$651	$780	$854	$979	$1,014	$1,110	$1,195	$244	$296	$265
Third-party sales	$4,215	$3,355	$3,225	$3,716	$3,863	$4,054	$4,217	$5,342	$5,728	$1,409	$1,406	$1,408
Adjusted EBITDA Margin	19.2%	17.9%	20.2%	21.0%	22.1%	24.1%	24.0%	20.8%	20.9%	17.3%	21.1%	18.8%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

ARCONIC
22

Reconciliation of Global Rolled Products Adjusted EBITDA (1)

($ in millions, except per metric ton amounts)	2008	2009	2010	2011	2012	2013	2014	2015	2016	4Q15	3Q16	4Q16
After-tax operating income (ATOI)	$(15)	$(108)	$192	$222	$302	$241	$224	$225	$269	$49	$69	$45
Add:												
Depreciation and amortization	190	201	212	212	205	202	211	203	201	52	52	49
Income taxes	50	21	80	83	137	95	67	85	107	15	22	22
Other	4	(2)	2	1	(3)	–	(1)	(1)	–	–	–	–
Adjusted EBITDA	$229	$112	$486	$518	$641	$538	$501	$512	$577	$116	$143	$116
Total shipments (thousand metric tons) (kmt)	2,029	1,584	1,481	1,606	1,675	1,715	1,788	1,570	1,587(2)	379	422	353(2)
Adjusted EBITDA / Total shipments ($ per metric ton)	$113	$71	$328	$322	$383	$314	$280	$326	$364	$306	$339	$329
Third party sales	$7,659	$4,978	$5,404	$6,602	$6,335	$6,065	$6,344	$5,253	$4,864	$1,184	$1,285	$1,079
EBITDA Margin	3.0%	2.2%	9.0%	7.8%	10.1%	8.9%	7.9%	9.7%	11.9%	9.8%	11.1%	10.8%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) Excludes the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia, both of which were previously part of the Global Rolled Products segment but became part of Alcoa Corporation effective November 1, 2016

(2) Includes 54 thousand metric tons (kmt) for the Tennessee packaging business, both for the 2016 fourth quarter and the year ended December 31, 2016. This amount represents the volume at Arconic's Tennessee operations associated with the toll processing and services agreement that Arconic and Alcoa Corporation entered into in connection with the separation of the companies. Pursuant to this agreement, this amount is not reported in Arconic's shipments but has been included in the calculation for adjusted EBITDA / Total shipments for historical comparative purposes.

ARCONIC

23

Reconciliation of Transportation & Construction Solutions Adjusted EBITDA

($ in millions)	2008	2009	2010	2011	2012	2013	2014	2015	2016	4Q15	3Q16	4Q16
After-tax operating income (ATOI)	$82	$5	$73	$109	$126	$167	$180	$166	$176	$40	$47	$44
Add:												
Depreciation and amortization	53	65	48	45	42	42	42	43	48	11	12	13
Equity loss (income)	–	(2)	(2)	(1)	–	–	–	–	–	–	–	–
Income taxes	–	(21)	18	38	49	67	69	63	67	14	17	18
Other	–	–	–	(1)	(9)	(2)	–	(1)	–	–	–	–
Adjusted EBITDA	$135	$47	$137	$190	$208	$274	$291	$271	$291	$65	$76	$75
Third-party sales	$2,270	$1,537	$1,656	$1,936	$1,914	$1,951	$2,021	$1,882	$1,802	$444	$450	$456
Adjusted EBITDA Margin	5.9%	3.1%	8.3%	9.8%	10.9%	14.0%	14.4%	14.4%	16.1%	14.6%	16.9%	16.4%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

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24

Reconciliation of Arconic Combined Segment Adjusted EBITDA[1]

($ in millions)	2008	2009	2010	2011	2012	2013	2014	2015	2016	4Q15	3Q16	4Q16
After-tax operating income (ATOI)	$532	$218	$620	$767	$912	$977	$983	$986	$1,087	$212	$278	$227
Add:												
Depreciation and amortization	361	384	374	377	369	368	390	479	504	130	127	127
Equity (income) loss	–	(2)	(2)	(1)	–	–	–	–	–	–	–	–
Income taxes	275	159	280	345	434	448	434	430	472	83	110	102
Other	6	–	2	–	(12)	(2)	(1)	(2)	–	–	–	–
Adjusted EBITDA	$1,174	$759	$1,274	$1,488	$1,703	$1,791	$1,806	$1,893	$2,063	$425	$515	$456
Third-party sales	$14,144	$9,870	$10,285	$12,254	$12,112	$12,071	$12,582	$12,477	$12,394	$3,037	$3,141	$2,943
Adjusted EBITDA Margin	8.3%	7.7%	12.4%	12.1%	14.1%	14.8%	14.4%	15.2%	16.6%	14.0%	16.4%	15.5%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) Excludes the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia, both of which were previously part of the Global Rolled Products segment but became part of Alcoa Corporation effective November 1, 2016.

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Reconciliation of Net Income (Loss) Attributable to Arconic(1) to Combined Segment Adjusted EBITDA S101 (in millions) 2015 2016 4Q15 4Q16 Net (loss) income attributable to Arconic $(322) $(931) $(701) $(1,248) Discontinued operations(1) 165 (121) 508 (33) Unallocated Amounts (net of tax): Impact of LIFO (66) 11 (18) (6) Metal price lag 115 (21) 21 (12) Interest expense 307 324 79 82 Noncontrolling interests 1 - - - Corporate expense 252 306 64 101 Impairment of goodwill 25 - 25 - Restructuring and other charges 192 114 33 91 Other(2) 317 1,405 201 1,252 Combined segment ATOI $986 $1,087 $212 $227 Add combined segment: Depreciation and amortization 479 504 130 127 Income taxes 430 472 83 102 Other(3) (2) - - - Combined segment Adjusted EBITDA $1,893 $2,063 $425 $456

Reconciliation of Net Income (Loss) Attributable to Arconic(1) to Combined Segment Adjusted EBITDA S101 Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. (1)On November 1, 2016, Alcoa Inc. completed its separation into two standalone, publicly-traded companies. Arconic includes the former Alcoa Inc. segments: Engineered Products and Solutions, Transportation and Construction Solutions, and Global Rolled Products, except for the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia which both became part of Alcoa Corporation. The Global Rolled Products segment information has been updated to exclude the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia. (2)Other, both for the quarter ended December 31, 2016 and for the year ended December 31, 2016, include a charge for valuation allowances related to the November 1, 2016 separation ($1,267) and a net charge for the remeasurement of certain deferred tax assets due to tax rate and tax law changes ($51).

Reconciliation of Arconic Adjusted EBITDA

($ in millions)	2013	2014	2015	2016	4Q15	4Q16
Net income (loss) attributable to Arconic	$(2,285)	$268	$(322)	$(931)	$(701)	$(1,248)
Discontinued operations [1]	2,222	(329)	165	(121)	508	(33)
(Loss) income from continuing operations after income taxes and noncontrolling interests	(63)	(61)	(157)	(1,052)	(193)	(1,281)
Add:						
Net income (loss) attributable to noncontrolling interests	3	–	1	–	–	–
Provision (benefit) for income taxes	531	174	339	1,465	175	1,236
Other (income) expenses, net	(40)	(5)	(28)	(93)	(18)	(54)
Interest expense	420	442	473	499	122	128
Restructuring and other charges	86	314	214	155	50	122
Impairment of goodwill	–	–	25	–	25	–
Provision for depreciation and amortization	416	436	508	535	137	133
Adjusted EBITDA	$1,353	$1,300	$1,375	$1,509	$298	$284
Sales	$11,997	$12,542	$12,413	$12,394	$2,991	$2,967
Adjusted EBITDA Margin	11.3%	10.4%	11.1%	12.2%	10.0%	9.6%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[1] On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations for all periods presented.

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Reconciliation of Free Cash Flow[1]

(in millions)	Year ended					Quarter ended		
	December 31, 2012[1]	December 31, 2013[1]	December 31, 2014[1]	December 31, 2015[1]	December 31, 2016	December 31, 2015[1]	September 30, 2016[1]	December 31, 2016
Cash from operations	$1,497	$1,578	$1,674	$1,582	$873	$865	$306	$665
Capital expenditures	(1,261)	(1,193)	(1,219)	(1,180)	(1,125)	(398)	(286)	(311)
Free cash flow	$236	$385	$455	$402	$(252)	$467	$20	$354

Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Arconic's asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[1] On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Cash from operations and capital expenditures for Alcoa Corporation have not been segregated and are included in this table for all periods prior to November 1, 2016.

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29

Reconciliation of Net Debt

(in millions)	December 31,				
	2012[(1)(2)]	2013[(1)(2)]	2014[(1)(2)]	2015[(1)(2)]	2016
Short-term borrowings	$53	$57	$54	$38	$36
Commercial paper	–	–	–	–	–
Long-term debt due within one year	431	618	–	3	4
Long-term debt, less amount due within one year	7,759	7,151	8,391	8,786	8,044
Total debt	8,243	7,826	8,445	8,827	8,084
Less: Cash and cash equivalents	1,714	1,225	1,611	1,362	1,863
Net debt	$6,529	$6,601	$6,834	$7,465	$6,221

Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Arconic's leverage position after factoring in available cash that could be used to repay outstanding debt.

(1) On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the assets and liabilities of Alcoa Corporation have been reflected as assets and liabilities of discontinued operations for all periods presented and therefore are not included in this table.

(2) In the first quarter of 2016, Arconic adopted changes issued by the Financial Accounting Standards Board to the presentation of debt issuance costs, which require such costs to be classified as a direct deduction from the carrying value of the related debt liability on an entity's balance sheet. As such, all debt issuance costs were classified as a contra liability in the Long-term debt, less amount due within one year line item in the 2016 period presented in the table above. These changes are required to be applied on a retrospective basis; therefore, all periods prior to 2016 presented in the table above were updated to conform to the presentation of the 2016 periods. As a result, $85, $73, $65, and $51 of debt issuance costs were reflected as deductions in the Long-term debt, less amount due within one year line item for 2012, 2013, 2014, and 2015, respectively.

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Reconciliation of Adjusted EBITDA Excluding Separation Costs S101 (in millions) 4Q16(1) 2016(1) Sales $2,967 $12,394 Adjusted EBITDA(2) 284 1,509 9.6% 12.2% Separation costs 76 193 Adjusted SG&A excluding separation costs 360 1,702 Adjusted SG&A excluding separation costs % of sales 12.1% 13.7% Adjusted EBITDA excluding separation costs is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA, excluding separation costs, provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations excluding the one time costs of separation. On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations in all periods presented. See Reconciliation of Arconic Adjusted EBITDA for the calculation of Adjusted EBITDA for the quarter and year ended December 31, 2016.

Reconciliation of Return on Net Assets (RONA)

(in millions)

	4Q16[1]	2016[1]
Net loss attributable to Arconic	$(1,248)	$(931)
Discontinued operations[1]	(33)	(121)
Special items[2]	1,352	1,557
Net income attributable to Arconic – as adjusted	$71	$505
Annualized net income attributable to Arconic-as adjusted	$284	
Net Assets:		
Add: Receivables from customers, less allowances	$974	$974
Add: Deferred purchase price receivable[3]	83	83
Add: Inventories	2,253	2,253
Less: Accounts payable, trade	1,726	1,726
Working Capital	1,584	1,584
Properties, plants, and equipment, net	5,494	5,494
Net assets - total	$7,078	$7,078
RONA	4.0%	7.1%

Return on Net Assets (RONA) is a non-GAAP financial measure. RONA is calculated as adjusted net income divided by working capital and net PP&E. Management believes that this measure is meaningful to investors as RONA helps management and investors determine the percentage of net income the company is generating from its assets. This ratio tells how effectively and efficiently the company is using its assets to generate earnings.

(1) On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations in all periods presented.

(2) See Reconciliation of Adjusted Income for a description of special items for the quarter and year ended December 31, 2016.

(3) The Deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Arconic is adding back the receivable for the purposes of the Working Capital calculation.

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Capital Structure: $6.2B in Net Debt Capital Structure: Excludes any impact from potential future monetization of stake in Alcoa Corp Capitalization at December 31, 2016 ($B) Amount Cash $1.9 Excludes 19.9% Retained Interest in Alcoa Corporation ~$1.3 (as of 1/26/2017) Bonds $7.85 Other debt $0.25 Total Debt $8.1 Net Debt (excluding retained interest) $6.2